                                                  We hereby certify the within
                                                  to be a true and correct
                                                  copy of the original
                                                  document.

                                                  By [graphic of signature]
                                                     -------------------------

                                    THIS DEED

         MADE the 16th day of March, 2004

         BETWEEN TOWNFAIR CENTER ASSOCIATES, PHASE III, a Pennsylvania general partnership having an address at c/o Michael Joseph Development Corporation, 2500 Brooktree Road, Suite 300, Wexford, Pennsylvania 15090 ("Grantor"),

                                       AND

         CEDAR TOWNFAIR PHASE III, LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Grantee"),

         WITNESSETH, that in consideration of $3,200,000.00, paid by Grantee, the receipt of which is hereby acknowledged, Grantor hereby grants and conveys to Grantee the following:

         ALL that certain piece, parcel or lot of land located in White Township, Indiana County, Pennsylvania, more particularly identified and described on Exhibit A attached hereto (the "Property").

         TOGETHER WITH all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever belonging to the Property or in any way pertaining to the Property, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of Grantor, as well at law as in equity, of, in, and to the same.

         TOGETHER WITH all of Grantor's rights and interests as Declarant under tat certain Declaration of Reciprocal Easements, Covenants, and Restrictions made by Townfair Center Associates dated September 28, 1995, and recorded in Deed Book Volume 1072, Page 106; as amended by Amended and Restated Declaration of Reciprocal Easements, Covenants and Restrictions made by Townfair Center Associates and Townfair Center Associates, Phase III dated September 4, 2003, and recorded in Record Book Volume 1326, Page 204.

         UNDER AND SUBJECT TO all prior instruments of record.

with the appurtenances; To Have and To Hold the same to and for the use of Grantee, its successors and assigns forever, and Grantor, for its successors and assigns, hereby covenants and agrees that it will WARRANT SPECIALLY the Property hereby conveyed.

NOTICE - THIS DOCUMENT MAY NOT/DOES NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE/HAVE, THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND, THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. [This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984, as amended, and is not intended as notice of unrecorded instruments, if any.]

         IN WITNESS WHEREOF, Grantor has signed and sealed this Deed on the day and year first above written.

                                 TOWNFAIR CENTER ASSOCIATES, PHASE III
                                 a Pennsylvania general partnership

                                 By: Michael Joseph Limited Partnership #2,
                                     a Pennsylvania limited partnership,
                                     General Partner

Attest:                          By: Michael Joseph Development Corporation,
                                     a Pennsylvania corporation,
                                     General Partner

/s/ [signature of graphic]       By: /s/ Guy J. DiRienzo
                                     ------------------------------------
                                     Guy J. DiRienzo, Vice President

Attest:                          By: P. J. Dick Incorporated,
                                     a Pennsylvania corporation,
                                     General Partner

/s/ [signature of graphic]       By:/s/ Stephen M. Clark
                                     ------------------------------------
                                     Stephen M. Clark,
                                     Executive Vice President

NOTICE THE UNDERSIGNED, AS EVIDENCED BY THE SIGNATURE(S) TO THIS NOTICE AND THE ACCEPTANCE AND RECORDING OF THIS DEED, IS FULLY COGNIZANT OF THE FACT THAT THE UNDERSIGNED MAY NOT BE OBTAINING THE RIGHT OF PROTECTION AGAINST SUBSIDENCE, AS TO THE PROPERTY HEREIN CONVEYED, RESULTING FROM COAL MINING OPERATIONS AND THAT THE PURCHASED PROPERTY, HEREIN CONVEYED, MAY BE PROTECTED FROM DAMAGE DUE TO MINE SUBSIDENCE BY A PRIVATE CONTRACT WITH THE OWNERS OF THE ECONOMIC INTEREST IN THE COAL. THIS NOTICE IS INSERTED HEREIN TO COMPLY WITH THE BITUMINOUS MINE SUBSIDENCE AND LAND CONSERVATION ACT OF 1966, AS AMENDED 1980, OCT. 10, P.L. 874, NO. 156 ss.1.

                                CEDAR TOWNFAIR PHASE III, LLC
                                a Delaware limited liability company

                                By: Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, Member

                                By:    Cedar Shopping Centers, Inc.
                                       a Maryland corporation, General Partner



                                By :   /s/ Leo S. Ullman
                                       --------------------------------
                                       Leo S. Ullman, President



                            CERTIFICATE OF RESIDENCE

         I hereby certify that Grantee's precise residence is 44 South Bayles Avenue, Port Washington, NY 11050,

                                             [signature of graphic]
                                             ------------------------------
                                             Attorney or Agent for Grantee

Commonwealth of Pennsylvania        )
                                    ) ss.
County of Allegheny                 )

         On this, the 17th day of March, 2004, before me, the undersigned officer, personally appeared Guy J. DiRienzo, who acknowledged himself to be the Vice President of Michael Joseph Development Corporation, a Pennsylvania corporation and the General Partner of Michael Joseph Limited Partnership #2, a Pennsylvania limited partnership and a General Partner of Townfair Center Associates, Phase III, a Pennsylvania general partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                /s/ Mary E. Fersch
                                                -------------------------------
                                                Notary Public



My Commission Expires:                      COMMONWEALTH OF PENNSYLVANIA
                                    --------------------------------------------
                                                   Notarial Seal
                                           Mary E. Fersch, Notary Public
                                        City Of Pittsburgh, Allegheny County
                                         My Commission Expires May 24, 2007
                                    --------------------------------------------
                                    Member, Pennsylvania Association Of Notaries



Commonwealth of Pennsylvania        )
                                    ) ss.
County of Allegheny                 )

         On this, the 16th day of March, 2004, before me, the undersigned officer, personally appeared Stephen M. Clark, who acknowledged himself to be the Executive Vice President of P. J. Dick Incorporated, a Pennsylvania corporation and a General Partner of Townfair Center Associates, Phase III, a Pennsylvania general partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                /s/ Sara J. Paterick
                                                -------------------------------
                                                Notary Public

My Commission Expires: July 30, 2006


-------------------------------------------
               Notarial Seal
      Sara J. Paterick, Notary Public
    West Mifflin Boro, Alleghany County
    My Commission Expires July 30, 2006
-------------------------------------------
Member Pennsylvania Association Of Notaries

                                    Exhibit A

          All that certain lot or parcel of land situate in White Township, Indiana County, Pennsylvania identified as Lot 4B-1 shown on Townfair Plan No. 4 recorded in Record Book Volume 1326, page 189, bounded and described as follows:

         Thence from the original point of beginning S 05(degree) 40' 30" W a distance of 573.37 feet to a point; thence by the line dividing Lot 4B in Townfair Plan No. 4 and lands now or formerly of A. Blaine Fairman S 87(degree) 24' 30" W a distance of 199.04 feet to a point; thence by a line dividing Lot 4B-1 and Lot 4D-1 in said Townfair Plan No. 4 the following seven (7) courses and distances:

         N 04(degree) 26' 47" W a distance of 197.99 feet;
         S 85(degree) 33' 13" W a distance of 51.07 feet;
         N 04(degree) 26' 47" W a distance of 116.00 feet;
         S 85(degree) 33' 13" W a distance of 140.00 feet;
         N 04(degree) 26' 47" W a distance of 32.00 feet;
         S 85(degree) 33' 13" W a distance of 156.58 feet;
         N 32(degree) 20' 22" W a distance of 52.18 feet on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2.

         Thence on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2 the following seven (7) courses and distances:

         N 60(degree) 18' 41" E a distance of 12.70 feet;
         N 36(degree) 47' 14" E a distance of 41.79 feet;
         N 53(degree) 22' 57" E a distance of 103.15 feet;
         N 60(degree) 48' 33" E a distance of 315.89 feet;
         N 83(degree) 09' 40" E a distance of 89.49 feet;
         S 66(degree) 43' 51" E a distance of 103.04 feet;
         S 84(degree) 19' 30" E a distance of 79.12 feet to the original point of beginning.